Defined Asset Funds®

Merrill Lynch Research
2001 Series

A

Core Holdings Portfolio 2001

Stocks with a Long-Term Strategic Advantage...

Merrill Lynch

The rapid pace of technological change, development of the "New Economy," and adaptation of the "Old Economy," we believe will continue to contribute to further economic growth in the years ahead. As these forces shape the future, they also generate ripples of volatilityin the stock market. How can you identify opportunities in such a climate? Defined Asset Funds® helps by offering the experience and expertise of Merrill Lynch Global Securities Research & Economics Group with our. . .

Core Holdings Portfolio 2001

We expect the next five years to be a period of global growth as companies implement new technologies to produce innovative, efficient business solutions. Merrill Lynch Global Securities Research & Economics Group selects companies investors should consider owning over the next three to five years. We believe each company in the Portfolio has the ability to be an agent of change and to use change as a spur toward accelerating growth.

Long-Term Strategic Advantage

To provide stability in today's volatile market, companies need a long-term strategic advantage. Strategic advantage comes in two forms and the best companies have characteristics of both.

The first is finding itself "in the right place at the right time." When a business opportunity arises, companies with this strategic advantage are better able to position themselves to capitalize on it.

The second strategic advantage comes from strong management leadership and focused business strategies. These internal factors allow companies to do well even when the economic environment and industry dynamics are not favorable.

Factors Affecting Selection

  Size  The selected companies dominate their respective industries. While some are the largest in sheer size, all are leaders in their industries and set the standard for others to follow.

  Scale  Having financial resources gives these companies the ability to take risks. They have the resources to take advantage of riskier opportunities with less negative consequences.

  Global  These companies have successfully made the transition to the global marketplace. Sophisticated management tools are now employed regardless of home base.

  Technology  The technology companies selected are established leaders with a demonstrated ability to generate earnings per share. Technology also allows the nontech companies to make decisions faster, measure data better, communicate quicker and generally reduce the costs of production.

  Management  All of the companies selected exhibit vision and strong leadership by pursuing multiple avenues of future progress.

The Portfolio

The Core Holdings Portfolio consists of 28 companies that Merrill Lynch Global Securities Research & Economics Group believes are wellpositioned to prosper amid technological innovation over the next three to five years. The Portfolio will hold its stocks for about one year. At that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

A D E F I N E D P O R T F O L I O

Company	Symbol	Company	Symbol

American International Group, Inc.	AIG	Medlmmune, Inc.*	MEDI
This U.S.-based company is a global insurance presence, offering life insurance, property/casualty lines, mortgage guaranty, financial services and jet leasing in the U.S. and internationally.		Medlmmune develops novel vaccines and immunotherapheutics for infectious diseases and organ transplants.
AOL Time Warner, Inc.*	AOL	Network Appliance, Inc.*	NTAP
As the world's first Internet-powered media and communications company, AOL Time Warner is engaged in interactive service, Web brands, Internet technologies and e-Commerce services, cable network, publishing, music, filmed entertainment, cable and digital media.		This company designs, manufactures and supports solutions, which deliver fast access to network-stored data.
Banco Santander Central Hispano, SA†	STD	The News Corporation Limited†	NWS
This bank and its subsidiaries offer commercial banking services such as credit, leasing, factoring, brokerage services and mutual funds throughout Latin America. The largest bank in Spain, Banco Santander has been developing its e-Banking presence.		A global leader in media and entertainment distribution platforms, News Corporation is the majority owner of FOX Entertainment Group.
Burlington Resources, Inc.	BR	Nokia Oyj†	NOK
Through its principal subsidiaries, Burlington Resources explores for, produces and markets oil and gas. It is a major producer of natural gas in North America.		Nokia is a world-wide company with key growth areas in wireless and wireline telecommunications.
Cisco Systems, Inc.*	CSCO	Nortel Networks Corporation†	NT
Cisco Systems is a premier supplier of Internet and Intranet infrastructure equipment. It sells routers, LAN and ATM switches and dial-up access servers to utilities, corporations, universities, governments and small- to mid-size businesses worldwide.		One of the five largest telecommunications equipment makers in the world, this company is a leader in fiber-optic systems for high-capacity networks.
Citigroup, Inc.	C	Omnicom Group, Inc.	OMC
Citigroup is the world's largest financial services firm and one of the leading credit card issuers in the U.S. This company serves consumers and business customers in more than 100 countries.		Omnicom is one of the world's largest advertising and marketing services companies. This holding company owns three of the top ten global advertising agencies.
EMC Corporation*	EMC	Petroleo Brasileiro, SA†	PBRQY
With offices worldwide, EMC's products store, retrieve, manage, protect and share information from all major computing environments including UNIX, Windows NT and mainframe platforms.		This company, commonly known as "Petrobras," is an integrated holding company for oil, gas and petrochemical operations in Brazil.
General Electric Company	GE	ScottishPower PLC†	SPI
GE develops, manufactures and markets products for the generation, distribution and utilization of electricity. GE Capital Services offers a variety of financial services including mutual fund management, financing, asset management and insurance. GE also owns NBC TV.		ScottishPower's core business is the generation, transmission, distribution and supply of electricity, with 5.5 million customers in the U.K. Through its purchase of PacifiCorp, the firm has gained 1.5 million customers in the western U.S.
The Home Depot, Inc.	HD	Sony Corporation†	SNE
Located throughout North and South America, Home Depot sells building materials and home improvement products for professionals and do-it-youself consumers.		Sony is a consumer electronics and multimedia entertainment giant. Its most profitable product ever, PLAYSTATION, is the world-wide leader in home video game systems accounting for 11% of its sales.
HSBC Holdings PLC†	HBC	Texas Instruments, Inc.	TXN
As one of the world's largest financial services groups, HSBC provides international banking and financial services to retail and corporate clients.		This company is a global semiconductor vendor, with the leading digital signal processor franchise in the world.
Hughes Electronics Corporation*	GMH	Total Fina Elf SA†	TOT
Hughes Electronics has pared its electronics interests while transforming itself into a subscriber-based communication services company. Its growing DIRECTV unit is the largest U.S. satellite TV broadcaster, servicing more than nine million customers.		One of the world's largest integrated oil and gas companies, Total Fina Elf has exploration and production operations in the Middle East, Africa, the Far East, Latin America and the North Sea.
JDS Uniphase Corporation*	JDSU	Verizon Communications, Inc,	VZ
JDS Uniphase is a leading manufacturer of optical components and modules for the optical networking equipment market. It sells its products to large equipment manufacturers.		Formerly Bell Atlantic, this company is the largest local telephone company (63 million local access lines in 31 states), the second-largest telecommunications carrier and the leading wireless telecommunications company in the U.S. Verizon is also expanding its Internet services.
Kyocera Corporation†	KYO	Vodafone Group PLC†	VOD
A manufacturer of ceramic materials, electronic components, cellular handsets and other mobile communications components, Kyocera is one of the world's largest suppliers of ceramic packaging for semiconductors.		Vodafone Group is the world's largest cellular operator as measured by subscribers. It has agreements in over 100 countries and across 230 networks.
		Walgreen Company	WAG
The nation's largest drugstore company in terms of sales and net earnings, this chain operates more than 3,000 Walgreen stores in 43 states and Puerto Rico.
		Yahoo! Inc.*	YHOO
Yahoo! is the leading Internet portal, with more than 56 million visitors each month and 5,200 advertisers.

*	This stock currently does not pay dividends.
†	The issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.

Defined Asset Funds-Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind - yours.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
Multinational Portfolio
Principled Values PortfolioSM
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Defined Technology Portfolio®
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Earnings Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
2001 Year-Ahead (Domestic) Portfolio
2001 Year-Ahead International Portfolio
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Pacific Rim Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your Merrill Lynch Financial Consultant will be happy to answer any questions you may have.

  There can be no assurance that this Portfolio will meet its objective. This Portfolio may not be appropriate for investors seeking capital preservation or current income.

  The value of your investment will fluctuate with the prices of the underlying stocks, which can be extremely volatile.

  This Portfolio is concentrated in foreign stocks, which may involve special risks including higher volatility, currency fluctuations and political developments.

Tax Efficiency

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio.Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.25% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charge (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.209% of net assets)	$2.07
Estimated Organization Costs	$2.89

Volume Purchase Discounts

For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred charge sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:‡

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.
‡ These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Give Yourself A Strategic Advantage Today!

You can get started with $250.This Fund is eligible for purchase through Unlimited Advantage'" accounts, in which Unlimited Advantage fees apply in lieu of traditional sales charges. Call your Merrill Lynch Financial Consultant to learn how the Core Holdings Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site definedfunds.com/ml. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2001 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.